                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  December 21, 2000
                                                        -----------------


                          BFX Hospitality Group, Inc.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


       Delaware                   001-9822                  75-1732794
--------------------------------------------------------------------------------
(State or other juris-           (Commission            (IRS Employer Iden-
diction of incorporation)        File Number)           tification Number)


             226 Bailey Avenue, Suite 101, Fort Worth, Texas 77107
--------------------------------------------------------------------------------
                   (Address of Principal Executive Offices)


Registrant's Telephone Number and Area Code:       817-332-4761
                                            ------------------------------------

Item 5.   Other Events
------

         On December 21, 2000, the previously announced merger between BFX Hospitality Group, Inc. (the "Registrant") and American Hospitality, LLC closed. The merger and its effect is described in the Registrant's definitive proxy statement dated November 10,2000. Effective December 21, 2000 the Registrant is no longer publicly held. A copy of the press release announcing the merger is being filed.

Item 7.   Financial Statements and Exhibits.
-------

         99.  Press Release dated December 22, 2000.


                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              BFX Hospitality Group, Inc.
                              (Registrant)

                              By:/s/ Robert H. McLean
                                 ---------------------------------
                                    President

DATED: December 22, 2000

                               INDEX TO EXHIBITS

99.  Press Release dated December 22, 2000

                                       2